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                           STANDARD COMMERCIAL LEASE
                         ARTICLE 1.00 BASIC LEASE TERMS

      1.01 Parties. This lease agreement ("Lease") is entered into by and between the following Lessor and Lessee:

 EGP Houston Partners, Ltd.                                          ("Lessor")
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 Techdyne Incorporated                                               ("Lessee")
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      1.02 Leased Premises. In consideration of the rents, terms, provisions and covenants of this Lease, Lessor hereby leases, lets and demises to Lessee the following described premises ("leased premises"):

  15,000           (Approximate sq. ft.)    AP96083                   (Job no.)
----------------                          ----------------------------
 Northwest Point Distribution Center              (Name of building or project)
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 7110 Brittmoore, Suite 300                       (Street address/suite number)
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 Houston, Texas 77041                             (City, State, and Zip Code)
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      1.03 Term. Subject to and upon the conditions set forth herein, the term of this Lease shall commence on July 1, 1997 (the "commencement date"), plus the number of days necessary to end the Lease term on the last day of a month, and shall terminate 62 months thereafter. Lessor shall not be liable to Lessee in the event Lessor does not deliver possession of the leased premises to Lessee on the commencement date, and Lessor's non-delivery of the leased premises to Lessee on the commencement date shall not effect this Lease or the obligations of Lessee hereunder. The commencement date shall be delayed, however, until possession of the leased premises is delivered to Lessee, and the Lease term shall be extended for a period equal to the delay in delivery of the possession of the leased premises to Lessee plus the number of days necessary to end the lease term on the last day of the month. If delivery of possession of the leased premises is delayed, Lessor and Lessee shall, upon such delivery execute an amendment to this Lease setting forth a commencement date and expiration date of the Lease. In the event Lessee enters the leased premises prior to the commencement date, Lessee shall execute and deliver to Lessor a Hold Harmless Agreement in a form provided by Lessor whereby Lessee releases Lessor from all liabilities, claims and causes of action arising out of any construction or other work performed at the leased premises and agrees to pay utility charges incurred by Lessee during such early possession. In addition, Lessee shall provide Lessor a copy of it's insurance certificate insuring such work and naming Lessor as an additional insured.

      1.04 Base Rent, Common Area Maintenance Charge and Security Deposit. Base rent is $(see 16.02) per month. The initial Common Area Maintenance Charge estimate is $320.00 per month.
              Security deposit is $5,850.00.


      1.05   Addresses.

          Lessor's Address:                          Lessee's Address:

 4635 Southwest Freeway, Suite 425           7110 Brittmoore, Suite 300
------------------------------------       ------------------------------------
 Houston, Texas 77027                        Houston, Texas 77041
------------------------------------       ------------------------------------

------------------------------------       ------------------------------------

      1.06   Permitted Use. General Office and Light Manufacturing
                           ----------------------------------------------------


                               ARTICLE 2.00 RENT

      2.01 Base Rent. Lessee agrees to pay monthly as base rent during the term of this Lease without notice, demand, counter-claim, set-off or abatement, the sum of money set forth in section 1.04 of this Lease, which amount shall be payable to Lessor at the address shown above. One monthly installment of rent shall be due and payable on the date of execution of this Lease by Lessee for the first month's rent and a like monthly installment shall be due and payable on or before the first day of each calendar month succeeding the commencement date during the term of this Lease; provided, if the commencement date should be a date other than the first day of a calendar month, the monthly rental set forth above shall be prorated to the end of that calendar month, and all succeeding installments of rent shall be payable on or before the first day of each succeeding calendar month during the term of this Lease. Lessee shall pay, as additional rent, all other sums due under this Lease.

      2.02 Operating Expenses. In the event Lessor's operating expenses for the building and/or project of which the leased premises are a part shall, in any calendar year during the term of this Lease, exceed the sum of $ Base Year 1997 per square foot, Lessee agrees to pay as additional rent Lessee's pro rata share of such excess operating expenses. Lessor may invoice Lessee monthly for Lessee's pro rata share of the estimated operating expenses for each calendar year, which amount shall be adjusted each year based upon anticipated operating expenses. Within nine months following the close of each calendar year, Lessor shall provide Lessee an accounting showing in reasonable detail all computations of additional rent due under this section. In the event the accounting shows that the total of the monthly payments made by Lessee exceeds the amount of additional rent due by Lessee under this section, the accounting shall be accompanied by a refund. In the event the accounting shows that the total of the monthly payments made by Lessee is less than the amount of additional rent due by Lessee under this section, the account shall be accompanied by an invoice for the additional rent. Notwithstanding any other provision in this Lease, during the year in which the Lease terminates, Lessor, prior to the termination date, shall have the option to invoice Lessee for Lessee's pro rata share of the excess operating expenses based upon the previous year's operating expenses. If this Lease shall terminate on a day other than the last day of a calendar year, the amount of any additional rent payable by Lessee applicable to the year in which such termination shall occur shall be prorated on the ratio that the number of days from the commencement of the calendar year to and including the termination date bears to 365. Provided Lessee is not in default of any terms of this Lease, Lessee shall have the right, at its own expense, to audit Lessor's books relevant to the additional rent payable under this section. Lessee agrees to pay any additional rent due under this section. With respect to such audit, Lessee 1) may review Lessor's books during office hours, 2) must perform such audit at the location of Lessor's books, 3) must request such audit within thirty (30) days of receipt of it's annual reconciliation of operating expenses, 4) must deliver to Lessor a copy of the results of such audit, 5) may not audit the same calendar year more than one time and 6) may only audit Lessor's books should Lessee's share of excess operating expenses increase from the previous calendar year. Assignees of Lessee may only audit periods for which they occupy the leased premises and subtenants of Lessee shall have no audit rights. Lessee agrees to pay any additional rent due under this section within ten days following receipt of the invoice or accounting showing additional rent due.

      2.03 Definition of Operating Expenses. The term "operating expenses" includes all expenses incurred by Lessor with respect to the maintenance and operation of the building of which the leased premises are a part, including, but not limited to, the following: maintenance, repair and replacement costs; security; management fees, wages and benefits payable to employees of Lessor whose duties are directly connected with the operation and maintenance of the building; all services, utilities, supplies, repairs, replacements or other expenses for maintaining and operating the common parking and plaza areas; barrier removal assessment plans; the cost, including interest, amortized over its useful life, of any capital improvement made to the building by Lessor after the date of this Lease which is required under any governmental law or regulation that was not applicable to the building at the time it was constructed; the cost, including interest, amortized over its useful life, of installation of any device or other equipment which improves the operating efficiency of any system within the leased premises and thereby reduces operating expenses; all other expenses which would generally be regarded as operating and maintenance expenses which would reasonably be amortized over a period not to exceed five years; all real property taxes and installments of special assessments, including dues and assessments by means of deed restrictions and/or owners' associations which accrue against the building of which the leased premises are a part during the term of this Lease; and all insurance premiums Lessor is required to pay or deems necessary to pay, including public liability insurance, with respect to the building. The term operating expenses does not include the following: repairs, restoration or other work occasioned by fire, wind, the elements or other casualty; income and franchise taxes of Lessor; expenses incurred in leasing to or procuring of lessee, leasing commissions, advertising expenses and expenses for the renovating of space for new lessees; interest or principal payments on any mortgage or other indebtedness of Lessor; compensation paid to any employee of Lessor above the grade of property manager; any depreciation allowance or expense (except for depreciation of capital improvements and equipment specifically included within the definition of operating expenses); or operating expenses which are the responsibility of Lessee; or "common area maintenance expenses" as defined in paragraph 2.05 of this Lease.

                                      -1-


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      2.04 Common Area Maintenance Charge. The common area maintenance charge reflected in paragraph 1.04 of this Lease is Lessor's estimate of the Lessee's pro rata share of the common area maintenance expenses for the calendar year in which this Lease was executed. Lessor will invoice Lessee for such monthly common area maintenance charge, which Lessee agrees to pay. The common area maintenance charge will be adjusted each calendar year based upon anticipated future common area maintenance expenses. Within nine (9) months following the close of each calendar year, Lessor will provide Lessee an accounting showing in reasonable detail all computations of actual total common area maintenance expenses and Lessee's pro rata share of the common area maintenance expenses incurred by Lessor for the immediately preceding year. If the accounting indicates that the total of the monthly payments made by Lessee for common area maintenance charges exceeds Lessee's actual pro rata share of the common area maintenance expenses, the accounting shall be accompanied by a refund from the Lessor to the Lessee. If the accounting indicates that the total of the monthly payments made by Lessee for common area maintenance charges is less than Lessee's actual pro rata share of the common area maintenance expenses, the accounting will be accompanied by an invoice from the Lessor to the Lessee for the additional common area maintenance charges, which Lessee agrees to pay. During the year in which this Lease terminates, Lessor, prior to the termination date, has the option to invoice Lessee for Lessee's pro rata share of that year's common area maintenance expenses based upon the actual common area maintenance expenses for the prior calendar year. If this Lease terminates on a date other than the last day of a calendar year, the amount of any additional common area maintenance charges payable by Lessee, applicable to the year in which the Lease terminates, will be prorated on the ratio that the number of days from the commencement of the calendar year to and including the termination date bears to 365. Lessee agrees to pay any common area maintenance charges due under this paragraph within ten (10) days following receipt of the invoice for same.

      2.05 Definition of Common Area Maintenance Expenses. If the leased premises is a part of a multi-occupancy building, the term "common area maintenance expenses" includes all expenses incurred by Lessor for utilities that are common to more than one tenant that serve the leased premises, lawn maintenance, exterior painting, repair and maintenance and/or replacement of exterior lighting and common domestic and sanitary sewer facilities, and any other expenses incurred by Lessor that are common to all of the tenants in said multi-occupancy building.

      2.06 Late Payment Charge. Other remedies for nonpayment of rent notwithstanding, if the monthly rental payment is not received by Lessor on or before the tenth day of the month for which the rent is due, or if any other payment due Lessor by Lessee is not received by Lessor on or before the tenth day of the month next following the month in which Lessee was invoiced, a late payment charge of five percent of such past due amount shall be come due and payable in addition to such amounts owed under this Lease. In addition, Lessor shall be entitled to charge twenty-five dollars ($25.00) for each check or payment which is not honored by Lessee's bank. Said charge to be in addition to any other amounts owed under this Lease.


      2.07 Increase in Insurance Premiums. If an increase in any insurance premiums paid by Lessor for the building is caused by Lessee's use of the leased premises in a manner other than as set forth in section 1.06, or if Lessee vacates the leased premises and causes an increase in such premiums, then Lessee shall pay as additional rent the amount of such increase to Lessor.

      2.08 Security Deposit. The security deposit set forth above shall be held by Lessor for the performance of Lessee's covenants and obligations under this Lease, it being expressly understood that the deposit shall not be considered an advance payment of rental or a measure of Lessor's damage in case of default by Lessee. Upon the occurrence of any event of default by Lessee or breach by Lessee of Lessee's covenants under this Lease, Lessor may, from time to time, without prejudice to any other remedy, use the security deposit to the extent necessary to make good any arrears of rent, or to repair any damage or injury, or pay any expense or liability incurred by Lessor as a result of the event of default or breach of covenant, and any remaining balance of the security deposit shall be returned by Lessor to Lessee within a reasonable period of time following termination of this Lease. If any portion of the security deposit is so used or applied, Lessee shall upon ten days written notice from Lessor, deposit with Lessor by cash or cashier's check an amount sufficient to restore the security deposit to its original amount.

      2.09 Holding Over. In the event that Lessee does not vacate the leased premises upon the expiration or termination of this Lease, Lessee shall be a tenant at will for the holdover period and all of the terms and provisions of this Lease shall be applicable during that period, except that Lessee shall pay Lessor as base rental for the period of such holdover an amount equal to one and one half times the base rent which would have been payable by Lessee had the holdover period been a part of the original term of this Lease. Lessee agrees to vacate and deliver the leased premises to Lessor immediately upon Lessee's receipt of notice from Lessor to vacate. The rental payable during the holdover period shall be payable to Lessor on demand. No holding over by Lessee, whether with or without the consent of Lessor and notwithstanding receipt by Lessee of an invoice from Lessor for holdover rent, shall operate to extend the term of this Lease.

                         ARTICLE 3.00 OCCUPANCY AND USE

      3.01 Use. Lessee warrants and represents to Lessor that the leased premises shall be used and occupied only for the purpose as set forth in section 1.06. Lessee shall occupy the leased premises, conduct its business and control its agents, employees, invitees and visitors in such a manner as is lawful, reputable and will not create a nuisance. Lessee shall not permit any operation which emits any odor or matter which intrudes into other portions of the building, use any apparatus or machine which makes undue noise or causes vibration in any portion of the building or otherwise interfere with, annoy or disturb any other lessee in its normal business operations or Lessor in its management of the building. Lessee shall neither permit any waste on the leased premises nor allow the leased premises to be used in any way which would, in the opinion of Lessor, be extra hazardous on account of fire or which would in any way increase or render void the fire insurance on the building. Lessee warrants to Lessor that the insurance questionnaire (filled out by Lessee, signed and presented to Lessor prior to the execution of this Lease) accurately reflects Lessee's original intended use of the leased premises. The insurance questionnaire is made a part of this Lease by reference as though fully copied herein. If at any time during the term of this Lease the State Board of Insurance or other insurance authority disallows any of Lessor's sprinkler credits or imposes an additional penalty or surcharge in Lessor's insurance premiums because of Lessee's original or subsequent placement or use of storage racks or bins, method of storage or nature of Lessee's inventory or any other act of Lessee, Lessee agrees to pay as additional rent the increase (between fire walls) in Lessor's insurance premiums.

      3.02 Signs. No sign of any type or description shall be erected, placed or painted in or about the leased premises or project except those signs submitted to Lessor in writing and approved by Lessor in writing, and which signs are in conformance with Lessor's sign criteria established for the project.

      3.03 Compliance with Laws, Rules and Regulations. Lessee, at Lessee's sole cost and expense, shall comply with all laws, ordinances, orders, rules and regulations now in effect or enacted subsequent to the date hereof of state, federal, municipal or other agencies or bodies having jurisdiction over Lessee or the use, condition and occupancy of the leased premises. Lessee will comply with the rules and regulations of the building adopted by Lessor which are set forth on a schedule attached to this Lease. Lessor shall have the right at all times to change and amend the rules and regulations in any reasonable manner as may be deemed advisable for the safety, care, cleanliness, preservation of good order and operation or use of the building or the leased premises. All changes and amendments to the rules and regulations of the building will be sent by Lessor to Lessee in writing and shall thereafter be carried out and observed by Lessee. Should the building of which the leased premises are a part not be classified as a "commercial facility which is a place of public accommodations" as defined in Title III of the American With Disabilities Act of 1990 (the Act) on the date hereof, and Lessee's use, alterations or improvements thereafter causes the building to be classified as such, Lessee shall be responsible for and shall indemnify Lessor against any and all costs and expenses of Lessor associated with complying with the Act.

      3.04 Warranty of Possession. Lessor warrants that it has the right and authority to execute this Lease, and Lessee, upon payment of the required rents and subject to the terms, conditions, covenants and agreements contained in this Lease, shall have possession of the leased premises during the full term of this Lease as well as any extension or renewal thereof. Lessor shall not be responsible for the acts or omissions of any other Lessee or third party that may interfere with Lessee's use and enjoyment of the leased premises, except for those claiming by, through or under Lessor.

      3.05 Inspection. With reasonable notice to Lessee, except in a bonafide emergencies, Lessor or its authorized agents shall at any and all reasonable times have the right to enter the leased premises to inspect the same, conduct tests, environmental audits or other procedures to determine Lessee's compliance with the terms; to supply janitorial service or any other service to be provided by Lessor, to show the leased premises to prospective purchasers, lessees or mortgagees; to alter, improve or repair the leased premises or any other portion of the building or for any other purpose Lessor deems necessary. Lessor shall at all times have and retain a key with which to unlock all of the doors in, upon and about the leased premises. Lessee shall not change Lessor's lock system or in any other manner prohibit Lessor from entering the leased premises. Lessor shall have the right to use any and all means which Lessor may deem proper to open any door in an emergency without liability therefor. During the final one-hundred fifty days of the Lease term, Lessor or its authorized agents shall have the right to erect or maintain on or about the leased premises or the building customary signs advertising the leased premises for lease or sale.

                                      -2-

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      3.06 HAZARDOUS WASTE. The term "Hazardous Substances," as used in this
Lease shall mean pollutants, contaminants, toxic or hazardous wastes, or any other substances, the use and/or the removal of which is required or the use of which is restricted, prohibited or penalized by any "Environmental Law," which term shall mean any federal, state or local law, ordinance or other statute of a governmental or quasi-governmental authority relating to pollution or protection of the environment. Lessee hereby agrees that (i) no activity will be conducted on the premises that will produce any Hazardous Substance, except for such activities that are part of the ordinary course of Lessee's business activities (the "Permitted Activities") provided said Permitted Activities are conducted in accordance with all Environmental Laws and have been approved in advance in writing by Lessor; Lessee shall be responsible for obtaining any required permits and paying any fees and providing any testing required by any governmental agency; (ii) the premises will not be used in any manner for the storage of any Hazardous Substances except for the temporary storage of such materials that are used in the ordinary course of Lessee's business (the "Permitted Materials") provided such Permitted Materials are properly stored in a manner and location meeting all Environmental Laws and approved in advance in writing by Lessor; Lessee shall be responsible for obtaining any required permits and paying any fees and providing any testing required by any governmental agency; (iii) no portion of the premises will be used as a landfill or a dump; (iv) Lessee will not install any underground or above ground tanks of any type; (v) Lessee will not allow any surface or subsurface conditions to exist or come into existence that constitute, or with the passage of time may constitute a public or private nuisance; (vi) Lessee will not permit any Hazardous Substances to be brought onto the premises, except for the Permitted Materials described below, and if so brought or found located thereon, the same shall be immediately removed, with proper disposal, and all required cleanup procedures shall be diligently undertaken pursuant to all Environmental Laws. Lessor or Lessor's representative shall have the right but not the obligation to enter the premises for the purpose of inspecting the storage, use and disposal of Permitted Materials to ensure compliance with all Environmental Laws. Should it be determined, in Lessor's sole opinion, that said Permitted Materials are being improperly stored, used, or disposed of, then Lessee shall immediately take such corrective action as requested by Lessor. Should Lessee fail to take such corrective action within 24 hours, Lessor shall have the right to perform such work and Lessee shall promptly reimburse Lessor for any and all costs associated with said work. If at any time during or after the term of the Lease, the premises is found to be so contaminated or subject to said conditions, Lessee shall diligently institute proper and thorough cleanup procedures at Lessee's sole cost. Before taking any action to comply with hazardous material laws or to clean up hazardous material contaminating the premises, Lessee shall submit to Lessor a plan of action, including any and all plans and documents required by any hazardous material law to be submitted to a governmental authority (collectively, a "plan of action"). Before Lessee begins the actions necessary to comply with hazardous material laws or to clean up contamination from hazardous materials, Lessor shall have (1) approved the nature, scope and timing of the plan of action, and
(2) approved any and all covenants and agreements to effect the plan of action. Lessee agrees to indemnify and hold Lessor harmless from all claims, demands, actions, liabilities, costs, expenses, damages and obligations of any nature arising from or as a result of the use of the premises by Lessee. The foregoing indemnification and the responsibilities of Lessee shall survive the termination or expiration of this Lease.

Permitted Materials: (list permitted materials, if none, enter "None")
      NONE

      3.07 CERTIFICATE OF OCCUPANCY. Upon occupancy of the leased premises, Lessee shall be required to obtain a Certificate of Occupancy (the CO) from the municipality in which the building is located. Failure of Lessee to obtain and deliver the CO to Lessor upon occupancy shall be a default which shall allow Lessor to pursue the remedies set forth in Article 11.02 of this Lease.


                       ARTICLE 4.00 UTILITIES AND SERVICE

      4.01 Building Services. Lessor shall provide the normal utility service connections to the building. Lessee shall pay directly to the appropriate supplier the cost of all utility services, including, but not limited to, initial connection charges, all charges for gas, electricity, water, sanitary and storm sewer service, and for all electric lights. Lessee shall pay all costs caused by Lessee introducing excessive pollutants or solids other than ordinary human waste into the sanitary sewer system, including permits, fees and charges levied by any governmental subdivision for any such pollutants or solids. Lessee shall be responsible for the installation and maintenance of any dilution tanks, holding tanks, settling tanks, sewer sampling devices, sand traps, grease traps or similar devices as may be required by any governmental subdivision for Lessee's use of the sanitary sewer system. If the leased premises are in a multi-occupancy building, Lessee shall pay all surcharges levied due to Lessee's use of sanitary sewer or waste removal services insofar as such surcharges affect Lessor or other lessees in the building. Cessation of any of these defined services shall not render Lessor liable in any respect for damages to either person or property, be construed as an eviction of Lessee, work an abatement of rent or relieve Lessee from fulfillment of any covenant in this Lease, except as due to intentional acts of the Lessor.

      4.02 Theft or Burglary. Lessor shall not be liable to Lessee for losses to Lessee's property or personal injury caused by criminal acts or entry by unauthorized persons into the leased premises or the building. Lessee shall be responsible for repairs of damage and restoration of the leased premises following any such act.


                      ARTICLE 5.00 REPAIRS AND MAINTENANCE


      5.01 Existing Conditions. Lessee accepts the leased premises in its present as-is condition as of the date hereof, subject to all recorded matters, laws, ordinances, and governmental regulations and orders. Lessee acknowledges that neither Lessor nor any agent of Lessor has made any warranty or representation of any kind, either express or implied as to the condition of the leased premises or the suitability of the leased premises for Lessee's intended use. The taking of possession of the leased premises by Lessee shall be conclusive evidence, as against Lessee, that Lessee accepts the leased premises and that the leased premises were in good and satisfactory condition at the time such possession was so taken. Prior to taking occupancy of the leased premises, Lessee shall sign a copy of the space plan of the leased premises acknowledging its condition on the date thereof.

      5.02 Lessor Repairs. Lessor shall not be required to make any improvements, replacements or repairs of any kind or character to the leased premises or the project during the term of this Lease except as are set forth in this section. Lessor shall maintain only the roof, foundation, parking and common areas, and the structural soundness of the exterior walls (excluding windows, window glass, plate glass and doors and surfaces of walls). Lessor's costs of maintaining the items set forth in this section are subject to the additional rent provisions in section 2.02. Lessor shall not be liable to Lessee, except as expressly provided in this Lease, for any damage or inconvenience, and Lessee shall not be entitled to any abatement or reduction of rent by reason of any repairs, alterations or additions made by Lessor under this Lease. Nothing contained herein shall entitle Lessee to make any repairs, alterations or additions to the leased premises at Lessor's expense or to terminate the Lease based on the physical condition of the leased premises.

      5.03 Lessee Repairs. Lessee shall, at its sole cost and expense, maintain, repair and replace all other parts of the leased premises in good repair and condition, including, but not limited to, heating, ventilating and air conditioning systems, down spouts, fire sprinkler system, dock bumpers, lawn maintenance, pest control and extermination, trash pick-up and removal, and painting the building and exterior doors. Lessee shall repair and pay for any damage caused by any act or omission of Lessee or Lessee's agents, employees, invitees, licensees or visitors. If the leased premises are served by rail, Lessee agrees, if requested by the railroad, to enter into a joint maintenance agreement with the railroad and bear its pro rata share of the cost of maintaining the railroad spur. If Lessee fails to make the repairs or replacements promptly as required herein, Lessor may, at its option, make the repairs and replacements and the cost of such repairs and replacements shall be charged to Lessee as additional rent and shall become due and payable by Lessee within ten days from receipt of Lessor's invoice. Costs incurred under this section are the total responsibility of Lessee and do not constitute operating expenses under section 2.02.

      5.04 Request for Repairs. All requests for repairs or maintenance that are the responsibility of Lessor pursuant to any provision of this Lease must be made in writing to Lessor at the address in section 1.05 and delivered pursuant to section 14.07. Notices sent by facsimile transmission shall not be considered proper notice for the purposes hereof. Lessor shall have a reasonable time, but in no event more than 60 days, to begin such repairs or maintenance and shall have a reasonable time within which to perform such repairs or maintenance after they have begun.


      5.05 Lessee Damages. Lessee shall not allow any damage to be committed on any portion of the leased premises or building, and at the termination of this Lease, by lapse of time or otherwise, Lessee shall deliver the leased premises to Lessor in as good condition as existed at the commencement date of this Lease, ordinary wear and tear excepted. Lessor's standard move-out checklist shall be followed by Lessee to ensure compliance with this provision. The cost and expense of any repairs necessary to restore the condition of the leased premises shall be borne by Lessee.

      5.06 Maintenance Contract. Lessee shall, at its sole cost and expense, during the term of this Lease maintain a regularly scheduled preventative maintenance/service contract on an annual basis with a maintenance contractor for the servicing of all hot water, heating and air conditioning systems and equipment within or serving the leased premises. The maintenance contractor and contract must be approved by Lessor and must include all services suggested by the equipment manufacturer. A copy of the service contract shall be provided to Lessor within sixty (60) days following the commencement date. In the event the service contract is not provided, then Lessor shall have the right, but not the obligation to have the work done and the cost therefore shall be charged to Lessee as additional rent and shall become payable by Lessee with the payment of the rent next due hereunder.

                   ARTICLE 6.00 ALTERATIONS AND IMPROVEMENTS

      6.01 Lessor Improvements. If construction to the leased premises is to be performed by Lessor prior to or during Lessee's occupancy, Lessor will complete the construction of the improvements to the leased premises, in accordance with plans and specifications agreed to by Lessor and Lessee, which plans and specifications are made a part of this Lease by reference. Lessee shall execute a copy of the plans and specifications and change orders, if applicable, setting forth the amount of any costs to be borne by Lessee within seven days of receipt of the plans and specifications. In the event Lessee fails to execute the plans and specifications and change order within the seven day period, Lessor may, at its sole option, declare this Lease canceled or notify Lessee that the base rent shall commence on the commencement date specifically set forth in section 1.03 even though the improvements to be constructed by Lessor may not be complete. Any changes or modifications to the approved plans and specifications shall be made and accepted by written change order or agreement signed by Lessor and Lessee and shall constitute an amendment to this Lease. Any improvements made by Lessor shall at once become the property of Lessor and shall be surrendered to Lessor upon termination of this Lease without credit to Lessee.

      6.02 Lessee Improvements. Lessee shall not make or allow to be made any alterations or physical additions in or to the leased premises without complying with all local, state and federal ordinances, laws, statutes and without first obtaining the written consent of Lessor, which consent may in the sole and absolute discretion of Lessor be denied. Any alterations, physical additions or improvements to the leased premises made by Lessee shall at once become the property of Lessor and shall be surrendered to Lessor upon the termination of this Lease without credit to Lessee; provided, however, Lessor, at its option, may require Lessee to remove any physical additions and/or repair any alterations in order to restore the leased premises to the condition existing at the time Lessee took possession, all costs of removal and/or alterations to be borne by Lessee. This clause shall not apply to moveable equipment or furniture owned by Lessee, which may be removed by Lessee at the end of the term of this Lease if Lessee is not then in default, if such equipment and furniture are not then subject to any other rights, liens and interest of Lessor and such removal can be accomplished without material damage to the leased premises. Upon completion of any such work Lessee shall provide Lessor with "as built plans", copies of all construction contracts and proof of payment for all labor and materials.

      6.03 Mechanics Lien. Lessee shall not permit any mechanic's or materialman's lien(s) or other lien to be placed upon the leased premises or the building and nothing in the Lease shall be deemed or construed in any way as constituting the consent or request of Lessee, express or implied, by inference or otherwise, to any person for the performance of any labor or the furnishing of any materials to the leased premises, or any part that would give the rise to any mechanic's or materialman's or other lien against the leased premises. In any event if any such lien is attached to the leased premises, then, in addition to any other right or remedy of Lessor, Lessor may, but shall not be obligated to, obtain the release or otherwise discharge the same. Any amount paid by Lessor for any of the aforesaid purposes shall be paid by Lessee to Lessor on demand as additional rent.

                      ARTICLE 7.00 CASUALTY AND INSURANCE

      7.01 Substantial Destruction. If the leased premises should be totally destroyed by fire or other casualty, if the leased premises should be damaged so that rebuilding cannot reasonably be completed within one hundred fifty days after the date of written notification by Lessee to Lessor of the destruction, or if the leased premises are part of a building which is substantially destroyed (even though the leased premises are not totally or substantially destroyed) this Lease shall terminate and the rent shall be abated for the unexpired portion of the Lease, effective as of the date of the written notification.

      7.02 Partial Destruction. If the leased premises should be partially damaged by fire or other casualty, and rebuilding or repairs can reasonably be completed within one hundred twenty days from the date of written notification by Lessee to Lessor of the destruction, this Lease shall not terminate, and Lessor shall at its sole risk and expense proceed with reasonable diligence to rebuild or repair the building or other improvements to substantially the same condition in which they existed prior to the damage, provided, Lessor shall have no obligation to repair or rebuild Lessee's furniture, fixtures or personal property. If the destruction was caused by an act or omission of Lessee, its employees, agents, or invitees, Lessee shall pay Lessor the difference between the actual cost of rebuilding or repairing the leased premises and any insurance proceeds received by Lessor. If the leased premises are to be rebuilt or repaired and are untenantable in whole or in part following the damage, and the damage or destruction was not caused or contributed to by act or negligence of Lessee, its agents, employees, invitees or those for whom Lessee is responsible, the rent payable under this Lease during the period for which the leased premises are untenantable shall be adjusted to such an extent as may be fair and reasonable under the circumstances. In the event that Lessor fails to complete the necessary repairs or rebuilding within one hundred twenty days from the date of written notification by Lessee to Lessor of the destruction, Lessee may at its option terminate this Lease by delivering written notice of termination to Lessor, whereupon all rights and obligations under this Lease shall cease to exist.

      7.03 Property Insurance. Lessor shall at all times during the term of this Lease maintain a policy or policies of insurance with the premiums paid in advance, issued by and binding upon some solvent insurance company, insuring the building against all risk of direct physical loss in an amount equal to at least ninety percent of the full replacement cost of the building structure and its improvements as of the date of the loss; provided, Lessor shall not be obligated in any way or manner to insure any personal property (including, but not limited to, any furniture, machinery, goods or supplies) of Lessee upon or within the leased premises, any fixtures installed or paid for by Lessee upon or within the leased premises, or any improvements which Lessee may construct on the leased premises. Lessee shall have no right in or claim to the proceeds of any policy of insurance maintained by Lessor even if the cost of such insurance is borne by Lessee as set forth in article 2.00.

      7.04 Release of Claims and Waiver of Subrogation. Lessor and Lessee release each other from any claim, by subrogation or otherwise, for any damages to the leased premises, improvements to the building of which the leased premises are a part, or personal property located at or within the leased premises or the building to which the leased premises are a part, by reason of fire, the elements, explosion or any other occurrence, regardless of cause, including negligence of either Lessor or Lessee. This release applies only to the extent permitted by law, the damage is covered by insurance proceeds, and the release does not adversely affect any insurance coverage.

Lessor and Lessee will notify the issuing insurance company of the release and waiver set forth in this paragraph and will have the insurance policies endorsed, if necessary, to prevent invalidation of the insurance coverage.

      7.05 Hold Harmless. (See 16.07)

      7.06 LIABILITY INSURANCE. Lessee shall, at its sole expense, maintain at all times during the term of this Lease public liability insurance with respect to the leased premises and the conduct or operation of Lessee's business therein, naming Lessor as an additional insured, with limits of not less that $2,000,000.00 for death or bodily injury to any one or more persons in a single occurrence and $500,000.00 for property damage. Lessee shall deliver a certificate of such insurance to Lessor on or before the commencement date and thereafter from time to time upon request.

                           ARTICLE 8.00 CONDEMNATION



      8.01 Substantial Taking. If all or a substantial part of the leased premises or a substantial part of the building of which the leased premises are a part (even though the leased premises are not taken) are taken for any public or quasi-public use under any governmental law, ordinance or regulation, or by right of eminent domain or by purchase in lieu thereof, and the taking would prevent or materially interfere with the use of the leased premises or the building of which the leased premises are a part for the purpose for which it is then being used, this Lease shall terminate and the rent shall be abated during the unexpired portion of this Lease effective on the date title or physical possession is taken by the condemning authority. Lessee shall have no claim to any condemnation award or proceeds in lieu thereof.

      8.02 Partial Taking. If a portion of the leased premises or a substantial portion of the building of which the leased premises are a part shall be taken for any public or quasi-public use under any governmental law, ordinance or regulation, or by right of eminent domain or by purchase in lieu thereof, and this Lease is not terminated as provided in section 8.01 above, Lessor shall at Lessor's sole risk and expense, restore and reconstruct the building and other improvements on the leased premises to the extent necessary to make it reasonably tenantable. The rent payable under this Lease during the unexpired portion of the term shall be adjusted to such an extent as may be fair and reasonable under the circumstances. Lessee shall have no claim to any condemnation award or proceeds in lieu thereof.

                      ARTICLE 9.00 ASSIGNMENT OR SUBLEASE

      9.01 Lessor Assignment. Lessor shall have the right to sell, transfer or assign, in whole or in part, its rights and obligations under this Lease and in the leased premises. Any such sale, transfer or assignment shall operate to release Lessor from any and all liabilities under this Lease arising after the date of such sale, assignment or transfer.

      9.02 Lessee Assignment. (See 16.08)

      9.03 Conditions of Assignment. If Lessee desires to assign or sublet all or any part of the leased premises, it shall so notify Lessor at least thirty days in advance of the date on which Lessee desires to make such assignment or sublease. Lessee shall provide Lessor with a copy of the proposed assignment or sublease and such information as Lessor might request concerning the proposed sublessee or assignee to allow Lessor to make informed judgments as to the financial condition, reputation, operations and general desirability of the proposed sublessee or assignee. Within fifteen days after Lessor's receipt of Lessee's proposed assignment or sublease and all required information concerning the proposed sublessee or assignee, Lessor shall have the following options: (1) cancel this Lease as to the leased premises or portion thereof proposed to be assigned or sublet; (2) consent to the proposed assignment or sublease, and, if the rent due and payable by any assignee or sublessee under any such permitted assignment or sublease (or a combination of the rent payable under such assignment or sublease plus any bonus or any other consideration or any payment incident thereto) exceeds the rent payable under this Lease for such space, Lessee shall pay to Lessor all such excess rent and other excess consideration within ten days following receipt thereof by Lessee; or (3) refuse, in its sole and absolute discretion and judgment, to consent to the proposed assignment or sublease, which refusal shall be deemed to have been exercised unless Lessor gives Lessee written notice providing otherwise. Upon the occurrence of an event of default, if all or any part of the leased premises are then assigned or sublet, Lessor, in addition to any other remedies provided by this Lease or provided by law, may, at its option, collect directly from the assignee or sublessee all rents becoming due to Lessee by reason of the assignment or sublease, and Lessor shall have a security interest in all properties on the leased premises to secure payment of such sums. Any collection directly by Lessor from the assignee or sublessee shall not be construed to constitute a novation or a release of Lessee or any guarantor from the further performance of its obligations under this Lease. As a condition to Lessor's review of any assignment or sublease, Lessee shall deliver to Lessor a non-refundable fee of $500.00 to defer Lessor's administrative costs with respect thereto. In addition, all legal fees and expenses incurred by Lessor in connection with the review by Lessor of Lessee's requested assignment or sublease together with any legal fees and disbursements incurred in the preparation and/or review of any documentation required by the requested assignment or sublease, shall be the responsibility of Lessee and shall be paid by Lessee within five (5) days of demand for payment thereof.

      9.04 Subordination. Lessee accepts this Lease subject and subordinate to any recorded mortgage or deed of trust lien presently existing or hereafter created upon the building or project of which the leased premises are a part and to all existing recorded restrictions, covenants, easements and agreements with respect to the building or project of which the leased premises are a part. Lessor is hereby irrevocably vested with full power and authority to subordinate Lessee's interest under this Lease to any first mortgage or deed of trust lien hereafter placed on the leased premises, and Lessee agrees upon demand to execute additional instruments subordinating this Lease as Lessor may require. If the interest of Lessor under this Lease shall be transferred by reason of foreclosure or other proceedings for enforcement of any first mortgage or deed of trust on the leased premises, Lessee shall be bound to the transferee (sometimes called the "Purchaser") at the option of the Purchaser, under the terms, covenants and conditions of this Lease for the balance of the term remaining, including any extensions or renewals, with the same force and effect as if the Purchaser were Lessor under this Lease, and, if requested by the Purchaser, Lessee agrees to attorn to the Purchaser, including the first mortgagee under any such mortgage if it be the Purchaser, as its Lessor.

      9.05 Estoppel Certificates. Lessee agrees to furnish, from time to time, within five days after receipt of a request from Lessor, Lessor's mortgagee or any potential purchaser of the building or project, a statement certifying, if applicable, the following: Lessee is in possession of the leased premises; the leased premises are acceptable; the Lease is in full force and effect; the Lease is unmodified; Lessee claims no present charge, lien, or claim of offset against rent; the rent is paid for the current month, but is not prepaid for more than one month and will not be prepaid for more than one month in advance; there is no existing default by reason of some act or omission by Lessor; and such other matters as may be reasonably required by Lessor or Lessor's mortgagee or any potential purchaser. Lessee's failure to deliver such statement, in addition to being a default under this Lease, shall be deemed to establish conclusively that this Lease is in full force and effect except as declared by Lessor, that Lessor is not in default of any of its obligations under this Lease, and that Lessor has not received more than one month's rent in advance. Any notice and cure provisions set forth in any other part of this Lease shall not apply to a default of this section 9.05.

                              ARTICLE 10.00 LIENS

      10.01 Landlord's Lien.

      10.02 Uniform Commercial Code.

                       ARTICLE 11.00 DEFAULT AND REMEDIES


      11.01 Default by Lessee. The following shall be deemed to be events of default by Lessee under this Lease:

      (a) Lessee shall fail to pay when due any installment of rent or any other payment required pursuant to this Lease;

      (b) Lessee shall abandon any substantial portion of the leased premises;

      (c) Lessee shall fail to comply with any term, provision or covenant of this Lease, other than the payment of rent;

      (d) Lessee or any guarantor of Lessee's obligations hereunder shall file a petition or be adjudged bankrupt or insolvent under any applicable federal or state bankruptcy or insolvency law, or admit that it cannot meet its financial obligations as they become due; or a receiver or trustee shall be appointed for all or substantially all of the assets of Lessee or such guarantor; or Lessee or any guarantor of Lessee's obligations hereunder shall make a transfer in fraud of creditors or shall make an assignment for the benefit of creditors; or

      (e) Lessee shall do or permit to be done any act which results in a lien being filed against the leased premises or the building and/or project of which the leased premises are a part.

      11.02 Remedies for Lessee's Default. Upon the occurrence of any event of default set forth in this Lease, Lessor shall have the option to pursue any one or more of the remedies set forth herein without any notice or demand.

      (1) Without declaring the Lease terminated, Lessor may enter upon and take possession of the leased premises, by picking or changing locks if necessary, and lock out, expel or remove Lessee and any other person who may be occupying all or any part of the leased premises without being liable for any claim for damages, and relet the leased premises on behalf of Lessee and receive the rent directly by reason of the reletting. Lessee agrees to pay Lessor on demand any deficiency that may arise by reason of any reletting of the leased premises; further, Lessee agrees to reimburse Lessor for any expenditures made by it in order to relet the leased premises, including, but not limited to, remodeling and repair costs.


      (2) Without declaring the Lease terminated, Lessor may enter upon the leased premises, by picking or changing locks if necessary, without being liable for any claim for damages, and do whatever Lessee is obligated to do under the terms of this Lease. Lessee agrees to reimburse Lessor on demand for any expenses which Lessor may incur in effecting compliance with Lessee's obligations under this Lease; further, Lessee agrees that Lessor shall not be liable for any damages resulting to Lessee from effecting compliance with Lessee's obligations under this Lease caused by the negligence of Lessor or otherwise.

      (3) Lessor may terminate this Lease, in which event Lessee shall immediately surrender the leased premises to Lessor, and if Lessee fails to surrender the leased premises, Lessor may, without prejudice to any other remedy which it may have for possession or arrearages in rent, enter upon and take possession of the leased premises, by picking or changing locks if necessary, and lock out, expel or remove Lessee and any other person who may be occupying all or any part of the leased premises without being liable for any claim for damages. Lessee agrees to pay on demand the amount of all loss and damage which Lessor may suffer by reason of the termination of this Lease under this section, including without limitation, loss and damage due to failure of Lessee to maintain and or repair the leased premises as required hereunder and/or due to the inability to relet the leased premises on satisfactory terms or otherwise. In addition, upon termination Lessor may collect from Lessee the value of all future rentals required to be paid under this Lease from the date Lessor terminates the Lease until the original termination date, discounted to present value using a discount rate of six percent (6%), less the reasonable market value of the leased premises in the specific area in which the leased premises are located on the date of termination. Notwithstanding anything contained in this Lease to the contrary, this Lease may be terminated by Lessor only by mailing or delivering written notice of such termination to Lessee, and no other act or omission of Lessor shall be construed as a termination of this Lease.

      (4) In the event that Lessor exercises its remedy to lock out Lessee in accordance with any provision of this Lease, Lessee agrees that no notice shall be required to be posted by Lessor on any door to the leased premises (or elsewhere) disclosing the reason for such action or any other information, and that Lessor shall not be obligated to provide a key to the changed lock to Lessee unless Lessee shall have first:

             (I) brought current all payments due to Lessor under this Lease (unless Lessor has permanently repossessed the leased premises or terminated this Lease, in which event payment of all past due amounts shall not obligate Lessor to provide a key);

             (II) fully cured and remedied to Lessor's satisfaction all other defaults of Lessee under this Lease (unless Lessee has abandoned or vacated the leased premises, in which event Lessor shall not be obligated to provide the new key to Lessee under any circumstances) and;

             (III) provided Lessor with additional security deposit and assurances satisfactory to Lessor that Lessee intends to and is able to meet and comply with its future obligations under this Lease, both monetary and nonmonetary. Lessor may, upon written request by Lessee, at Lessor's convenience and upon Lessee's execution and delivery of such waivers and indemnifications as Lessor may require at Lessor's option either:

             (i) escort Lessee or its specifically authorized employees or agents to the leased premises to retrieve personal belongings of Lessee's employees and property of Lessee that is not subject to a Security Interest provided in this Lease, or

             (ii) obtain from Lessee a list of such property and arrange for such items to be removed from the leased premises and made available to Lessee at such place at such time as Lessor may designate, provided however, that if Lessor elects option (ii), then Lessee shall be required to pay in cash in advance to Lessor the estimated cost that Lessor may incur upon moving and storage charges theretofore incurred by Lessor with respect to such property. THE PROVISIONS OF THIS ARTICLE ARE INTENDED TO OVERRIDE AND SUPERSEDE ANY CONFLICTING PROVISIONS OF THE TEXAS PROPERTY CODE AND ANY AMENDMENTS OR SUCCESSOR STATUTES THERETO, AND OF ANY OTHER LAW, TO THE MAXIMUM EXTENT PERMITTED BY THE LAW.

      (5) Notwithstanding any other remedy set forth in this Lease, in the event Lessor has made rent concessions of any type or character, or waived any base rent, and Lessee fails to take possession of the leased premises on the commencement or completion date or otherwise defaults at any time during the term of this Lease, the rent concessions, including any waived base rent, shall be canceled and the amount of the base rent or other rent concessions shall be due and payable immediately as if no rent concessions or waiver of any base rent had ever been granted. A rent concession or waiver of the base rent shall not relieve Lessee of any obligation to pay any other charge due and payable under this Lease including without limitation any sum due under section 2.02.

      (6) In the event Lessor exercises any of its rights provided herein and Lessee subsequently cures such default, Lessor shall be entitled to receive a service charge of $500.00 from the Lessee for its time and expense, in addition to any other amounts owed hereunder, prior to allowing the Lessee to reenter and reoccupy the premises.

                            ARTICLE 12.00 RELOCATION

      12.01 Relocation Option. In the event Lessor determines to utilize the leased premises for other purposes during the term of this Lease, Lessee agrees to relocate to other space in the building and/or project designated by Lessor, provided such other space is of equal or larger size than the leased premises.

      12.02 Expenses. Lessor shall pay all out-of-pocket expenses of any such relocation, including the expenses of moving and reconstruction of all Lessee furnished and Lessor furnished improvements. In the event of such relocation, this Lease shall continue in full force and effect without any change in the terms or conditions of this Lease, but with the new location substituted for the old location set forth in section 1.02 of this Lease.

                           ARTICLE 13.00 DEFINITIONS

      13.01 Abandon. "Abandon" means the vacating of all or a substantial portion of the leased premises by Lessee, whether or not Lessee is in default of the rental payments due under this Lease.

      13.02 Act of God or Force Majeure. An "act of God" or "force majeure" is defined for purposes of this Lease as strikes, lockouts, sit downs, material or labor restrictions by any governmental authority, unusual transportation delays, riots, floods, washouts, explosions, earthquakes, fire, storms, weather (including wet grounds or inclement weather which prevents construction), acts of the public enemy, wars, insurrections and any other cause not reasonably within the control of Lessor and which by the exercise of due diligence Lessor is unable, wholly or in part, to prevent or overcome.

      13.03 Building or Project. "Building" or "project" as used in this Lease means the building and/or project described in section 1.02, including the leased premises and the land upon which the building or project is situated.

      13.04 Commencement Date. "Commencement date" shall be the date set forth in section 1.03. The commencement date shall constitute the commencement of the term of this Lease for all purposes, whether or not Lessee has actually taken possession.

      13.05 Square Feet. "Square feet" or "square foot" as used in this Lease includes the area contained within the leased premises together with a common area percentage factor of the leased premises proportionate to the total building area.

                          ARTICLE 14.00 MISCELLANEOUS

      14.01 Waiver. Failure of Lessor to declare an event of default immediately upon its occurrence, or delay in taking any action in connection with an event of default, shall not constitute a waiver of the default, but Lessor shall have the right to declare the default at any time and take such action as is lawful or authorized under this Lease. Pursuit of any one or more of the remedies set forth in article 11.00 above shall not preclude pursuit of any one or more of the other remedies provided elsewhere in this Lease or provided by law, nor shall pursuit of any remedy constitute forfeiture or waiver of any rent or damages accruing to Lessor by reason of the violation of any of the terms, provisions or covenants of this Lease. Failure by Lessor to enforce one or more of the remedies provided upon an event of default shall not be deemed or construed to constitute a waiver of the default or of any other violation or breach of any of the terms, provisions and covenants contained in this Lease.

      14.02 Act of God. Lessor shall not be required to perform any covenant or obligation in this Lease, or be liable in damages to Lessee, so long as the performance or non-performance of the covenant or obligation is delayed, caused or prevented by an act of God, force majeure or by Lessee.

      14.03 Attorney's Fees. In the event Lessee defaults in the performance of any of the terms, covenants, agreements or conditions contained in this Lease and Lessor places in the hands of an attorney the enforcement of all or any part of this Lease, the collection of any rent due or to become due or recovery of the possession of the leased premises, Lessee agrees to pay Lessor's costs of collection, including reasonable attorney's fees for the services of the attorney, whether suit is actually filed or not.

      14.04 Successors. This Lease shall be binding upon and inure to the benefit of Lessor and Lessee and their respective heirs, personal representatives, successors and assigns. It is hereby covenanted and agreed that should Lessor's interest in the leased premises cease to exist for any reason during the term of this Lease, then notwithstanding the happening of such event this Lease nevertheless shall remain unimpaired and in full force and effect, and Lessee hereunder agrees to attorn to the then owner of the leased premises.

      14.05 Rent Tax. If applicable in the jurisdiction where the leased premises are situated, Lessee shall pay and be liable for all rental, sales and use taxes or other similar taxes, if any, levied or imposed by any city, state, county or other governmental body having authority, such payments to be in addition to all other payments required to be paid to Lessor by Lessee under the terms of this Lease. Any such payment shall be paid concurrently with the payment of the rent, additional rent, operating expenses or other charge upon which the tax is based as set forth above.

      14.06 Captions. The captions appearing in this Lease are inserted only as a matter of convenience and in no way define, limit, construe or describe the scope or intent of any section.

      14.07 Notice. All rent and other payments required to be made by Lessee shall be payable to Lessor at the address set forth in section 1.05. All payments required to be made by Lessor to Lessee shall be payable to Lessee at the address set forth in section 1.05 or at any other address within the United States as Lessee may specify from time to time by written notice. For the purposes hereof, any notice or document required or permitted to be delivered by the terms of this Lease (other than delivery of rental payments) shall be deemed to be delivered upon the earlier of actual receipt or (whether or not actually received) when deposited in the United States Mail, postage prepaid, certified mail, return receipt requested, addressed to the parties at the respective addresses set forth in section 1.05. Rental payments shall be deemed received upon actual receipt. In no event shall notice by facsimile transmission be proper notice under the terms of this Lease.

      14.08 Submission of Lease. Submission of this Lease to Lessee for signature does not constitute a reservation of space or an option to lease. This Lease is not effective until execution by and delivery to both Lessor and Lessee.

      14.09 Corporate Authority. If Lessee executes this Lease as a corporation, each of the persons executing this Lease on behalf of Lessee does hereby personally represent and warrant that Lessee is a duly authorized and existing corporation, that Lessee is qualified to do business in the state in which the leased premises are located, that the corporation has full right and authority to enter into this Lease, and that each person signing on behalf of the corporation is authorized to do so. In the event any representation or warranty is false, all persons who execute this Lease shall be liable, individually, as Lessee. Lessee shall additionally deliver 1) a corporate resolution authorizing execution of this Lease and confirming the authority of those persons executing the Lease, 2) certified Articles of Incorporation and
3) a certificate of existence and good standing from Lessee's state of incorporation and a certificate evidencing Lessee's authority to do business in the State of Texas.

      14.10 Partnership Authority. If Lessee executes this Lease as a general or limited partnership, each person executing this Lease on behalf of Lessee does hereby personally represent and warrant that Lessee is a duly authorized and existing partnership, that, if applicable, Lessee is qualified to do business in the state where the leased premises are located, that the partnership has full right and authority to enter into this Lease, and that each person signing on behalf of the partnership is authorized to do so. In the event any representation or warranty is false, all persons who execute this Lease shall be liable, individually, as Lessee. Lessee, shall additionally deliver a copy of its partnership agreement, and if a limited partnership, a copy of its certificate of limited partnership. The party executing the Lease on behalf of Lessee, if a corporate managing general partner or general partner, shall additionally deliver 1) a corporate resolution authorizing execution of the Lease and confirming the authority of those executing this Lease, 2) certified Articles of Incorporation, 3) a certificate of existence and good standing from the State of Texas or if such party is not incorporated in Texas, a certificate of existence and good standing from such party's state of incorporation and a certificate evidencing such party's authority to do business in the State of Texas.

      14.11 Severability. If any provision of this Lease or the application thereof to any person or circumstance shall be invalid or unenforceable to any extent, the remainder of this Lease and the application of such provisions to other persons or circumstances shall not be affected thereby and shall be enforced to the greatest extent permitted by law.

      14.12 Lessor's Liability. If Lessor shall be in default under this Lease and, if as a consequence of such default, Lessee shall recover a money judgment against Lessor, such judgment shall be satisfied only out of the right, title and interest of Lessor in the building as the same may then be encumbered and neither Lessor nor any person or entity comprising Lessor shall be liable for any deficiency. In no event shall Lessee have the right to levy execution against any property of Lessor nor any person or entity comprising Lessor other than its interest in the building as herein expressly provided.

      14.13 Indemnity. Lessor agrees to indemnify and hold harmless Lessee from and against any liability or claim, whether meritorious or not, arising with respect to any broker whose claim arises by, through or on behalf of Lessor. Lessee agrees to indemnify and hold harmless Lessor from and against any liability or claim, whether meritorious or not, arising with respect to any broker whose claim arises by, through or on behalf of Lessee.

      14.14 Notice to Mortgagees. Provided that Lessee has received prior written notice of the name and address of such lender, Lessee shall serve written notice of any claimed default or breach by Lessor under this Lease upon any lender which is a beneficiary under any deed of trust or mortgage against the leased premises, and no notice to Lessor shall be effective against Lessor unless such notice is served upon said lender; notwithstanding anything to the contrary contained herein, Lessee shall allow such lender the same period following lender's receipt of such notice to cure such default or breach as is afforded Lessor.

      14.15 No Recordation. Lessee shall not record this Lease without the prior written consent of Lessor.

      14.16 Counterparts. This Lease may be executed in two or more counterparts, and it shall not be necessary that any one of the counterparts be executed by all of the parties hereto. Each fully or partially executed counterpart shall be deemed an original, but all such counterparts taken together shall constitute but one and the same instrument.

      14.17 Governing Law. THE LEASE SHALL BE CONSTRUED UNDER AND IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND THE LAWS OF THE UNITED STATES OF AMERICA AS APPLICABLE TO TRANSACTIONS WITHIN THE STATE OF TEXAS.

      14.18 Broker. Lessee represents and warrants that Lessee has dealt with, and only with Lessee's Broker named below as broker in connection with this Lease and that, insofar as Lessee knows, no other broker negotiated this Lease or is entitled to any commission in connection herewith. Lessee shall indemnify and hold Lessor harmless from and against all claims (and costs of defending against and investigating such claims) of any other broker or similar parties claiming under Lessee in connection with this Lease.

             Lessee's Broker:      Cawley Internatinal
                                 ---------------------------------
                                   5420 LBJ Freeway, Suite 740
                                 ---------------------------------
                                   Dallas, TX 75240
                                 ---------------------------------

      14.19 Publication. Lessee hereby agrees that Lessor shall have the right, but not the obligation, at no cost to Lessee, to publicize and/or advertise the execution of this Lease and the related transaction.

                           WAIVER OF CONSUMER RIGHTS

      14.20 DTPA Waiver. LESSEE WAIVES ITS RIGHTS UNDER THE DECEPTIVE TRADE PRACTICES - CONSUMER PROTECTION ACT, SECTION 17.41 ET. SEQ., TEXAS BUSINESS & COMMERCE CODE (THE "DTPA"), A LAW THAT GIVES CONSUMERS SPECIAL RIGHTS AND PROTECTION. AFTER CONSULTATION WITH AN ATTORNEY OF ITS OWN SELECTION, LESSEE VOLUNTARILY CONSENTS TO THIS WAIVER.

LESSEE REPRESENTS AND WARRANTS TO LESSOR THAT (I) THIS DTPA WAIVER IS IN WRITING; (ii) THIS DTPA WAIVER IS SIGNED BY THE LESSEE; (iii) THE LESSEE IS NOT IN A SIGNIFICANT DISPARATE BARGAINING POSITION WITH LESSOR WITH RESPECT TO THIS TRANSACTION; (iv) THE LESSEE IS REPRESENTED BY LEGAL COUNSEL IN THE TRANSACTION

WHICH IS THE SUBJECT OF THIS LEASE; (v) LESSEE'S LEGAL COUNSEL WAS NOT DIRECTLY OR INDIRECTLY IDENTIFIED, SUGGESTED OR SELECTED BY LESSOR OR ANY AGENT OF LESSOR; AND (vi) THE TRANSACTION WHICH IS THE SUBJECT OF THIS LEASE DOES NOT INVOLVE THE LESSEE'S RESIDENCE.

              ARTICLE 15.00 AMENDMENT AND LIMITATION OF WARRANTIES

      15.01 Entire Agreement. IT IS EXPRESSLY AGREED BY LESSEE, AS A MATERIAL CONSIDERATION FOR THE EXECUTION OF THIS LEASE, THAT THIS LEASE, WITH THE SPECIFIC REFERENCES TO WRITTEN EXTRINSIC DOCUMENTS, IS THE ENTIRE AGREEMENT OF THE PARTIES; THAT THERE ARE, AND WERE, NO VERBAL REPRESENTATIONS, WARRANTIES, UNDERSTANDINGS, STIPULATIONS, AGREEMENTS OR PROMISES PERTAINING TO THIS LEASE OR TO THE EXPRESSLY MENTIONED WRITTEN EXTRINSIC DOCUMENTS NOT INCORPORATED IN WRITING IN THIS LEASE.

      15.02 Amendment. THIS LEASE MAY NOT BE ALTERED, WAIVED, AMENDED OR EXTENDED EXCEPT BY AN INSTRUMENT IN WRITING SIGNED BY LESSOR AND LESSEE.

      15.03 Limitation of Warranties. LESSOR AND LESSEE EXPRESSLY AGREE THAT THERE ARE AND SHALL BE NO IMPLIED WARRANTIES OF MERCHANTABILITY, HABITABILITY, FITNESS FOR A PARTICULAR PURPOSE OR OF ANY OTHER KIND ARISING OUT OF THIS LEASE, AND THERE ARE NO WARRANTIES WHICH EXTEND BEYOND THOSE EXPRESSLY SET FORTH IN THIS LEASE.

                         ARTICLE 16.00 OTHER PROVISIONS


16.01 Rules and Regulations

6.02  Base Rent Schedule:          Months  1 & 2     Base Rent Abated
                                   Months  3 - 14    $5,550.00 per month
                                   Months 15 - 26    $5,700.00 per month
                                   Months 27 - 38    $5,850.00 per month
                                   Months 39 - 49    $6,000.00 per month
                                   Months 50 - 62    $6,150.00 per month

16.03 Lessor Improvements

16.04 Cancellation Option

16.05 Alterations, Additions or Improvements to Warehouse

16.06 Renewal Option

16.07 Reciprocal Hold Harmless

16.08 Lessee Assignment


                            ARTICLE 17.00 SIGNATURES

SIGNED at    Hialeah, FL    this   29th   day of   April,   1997.
         ------------------      --------        ----------


             LESSOR                                      LESSEE

 EGP Houston Partners, Ltd.                 Techdyne Incorporated
------------------------------------       ------------------------------------
  /s/ Stewart R. Speed                       /s/ Barry Pardon
------------------------------------       ------------------------------------
By:   Stewart R. Speed                     By:   Barry Pardon
------------------------------------       ------------------------------------
      Vice President                             President
------------------------------------       ------------------------------------
       (Type Name and Title)                       (Type Name and Title)

                             RULES AND REGULATIONS


1. Lessor agrees to furnish Lessee two keys without charge. Additional keys will be furnished at a nominal charge. Lessee shall not change locks or install additional locks on doors without prior written consent of Lessor. Lessee shall not make or cause to be made duplicates of keys procured from Lessor without prior approval of Lessor. All keys to leased premises shall be surrendered to Lessor upon termination of this Lease.

2. Lessee will refer all contractors, contractor's representatives and installation technicians rendering any service on or to the leased premises for Lessee to Lessor for Lessor's approval before performance of any contractual service. Lessee's contractors and installation technicians shall comply with Lessor's rules and regulations pertaining to construction and installation. This provision shall apply to all work performed on or about the leased premises or project, including installation of telephones, telegraph equipment, electrical devices and attachments and installations of any nature affecting floors, walls, woodwork, trim, windows, ceilings and equipment or any other physical portion of the leased premises or project.

3. Lessee shall not at any time occupy any part of the leased premises or project as sleeping or lodging quarters.

4. Lessee shall not place, install or operate on the leased premises or in any part of the building any engine, stove or machinery, or conduct mechanical operations or cook thereon or therein, or place or use in or about the leased premises or project any explosives, gasoline, kerosene, oil acids, caustics, or any flammable, explosive or hazardous material without written consent of Lessor.

5. Lessor will not be responsible for lost or stolen personal property, equipment, money or jewelry from the leased premises or the project regardless of whether such loss occurs when the area is locked against entry or not.

6. No dogs, cats, fowl, or other animals shall be brought into or kept in or about the leased premises or project.

7. Employees of Lessor shall not receive or carry messages for or to any Lessee or other person or contract with or render free or paid services to any Lessee or to any of Lessee's agents, employees or invitees.

8. None of the parking, plaza, recreation or lawn areas, entries, passages, doors, elevators, hallways or stairways shall be blocked or obstructed or any rubbish, litter, trash, or material of any nature placed, emptied or thrown into these areas or such area used by Lessee's agents, employees or invitees at any time for purposes inconsistent with their designation by Lessor.


9. The water closets and other water fixtures shall not be used for any purpose other than those for which they were constructed, and any damage resulting to them from misuse or by the defacing or injury of any part of the building shall be borne by the person who shall occasion it. No person shall waste water by interfering with the faucets or otherwise.

10. No person shall disturb occupants of the building by the use of any radios, record players, tape recorders, musical instruments, the making of unseemly noises or any unreasonable use.

11. Nothing shall be thrown out of the windows of the building or down the stairways or other passages.

12. Lessee and its employees, agents and invitees shall park their vehicles only in those parking areas designated by Lessor. Lessee shall furnish Lessor with state automobile license numbers of Lessee's vehicles and its employees' vehicles within five days after taking possession of the leased premises and shall notify Lessor of any changes within five days after such change occurs. Lessee shall not leave any vehicle in a state of disrepair (including without limitation, flat tires, out of date inspection stickers or license plates) on the leased premises or project. If Lessee or its employees, agents or invitees park their vehicles in areas other than the designated parking areas or leave any vehicle in a state of disrepair, Lessor, after giving written notice to Lessee of such violation, shall have the right to remove such vehicles at Lessee's expense.

13. Parking in a parking garage or area shall be in compliance with all parking rules and regulations including any sticker or other identification system established by Lessor. Failure to observe the rules and regulations shall terminate Lessee's right to use the parking garage or area and subject the vehicle in violation of the parking rules and regulations to removal and impoundment. No termination of parking privileges or removal of impoundment of a vehicle shall create any liability on Lessor or be deemed to interfere with Lessee's right to possession of its leased premises. Vehicles must be parked entirely within the stall lines and all directional signs, arrows and posted speed limits must be observed. Parking is prohibited in areas not striped for parking, in aisles, where "No Parking" signs are posted, on ramps, in cross hatched areas, and in other areas as may be designated by Lessor. Parking stickers or other forms of identification supplied by Lessor shall remain the property of Lessor and not the property of Lessee and are not transferable. Every person is required to park and lock his vehicle. All responsibility for damage to vehicles or persons is assumed by the owner of the vehicle or its driver.

14. Movement in or out of the building of furniture or office supplies and equipment, or dispatch or receipt by Lessee of any merchandise or materials which requires use of elevators or stairways, or movement through the building entrances or lobby, shall be restricted to hours designated by Lessor. All such movement shall be under supervision of Lessor and carried out in the manner agreed between Lessee and Lessor by prearrangement before performance. Such prearrangement will include determination by Lessor of time, method, and routing of movement and limitations imposed by safety or other concerns which may prohibit any article, equipment or any other item from being brought into the building. Lessee assumes, and shall indemnify Lessor against, all risks and claims of damage to persons and properties arising in connection with any said movement.

15. Lessor shall not be liable for any damages from the stoppage of elevators for necessary or desirable repairs or improvements or delays of any sort or duration in connection with the elevator service.

16. Lessee shall not lay floor covering within the leased premises without written approval of the Lessor. The use of cement or other similar adhesive materials not easily removed with water is expressly prohibited.

17. Lessee agrees to cooperate and assist Lessor in the prevention of canvassing, soliciting and peddling within the building or project.

18. Lessor reserves the right to exclude from the building or project, between the hours of 6:00 p.m. and 7:00 a.m. on weekdays and at all hours on Saturday, Sunday and legal holidays, all persons who are not known to the building or project security personnel and who do not present a pass to the building signed by the Lessee. Each Lessee shall be responsible for all persons for whom he supplies a pass.

19. It is Lessor's desire to maintain in the building or project the highest standard of dignity and good taste consistent with the comfort and convenience for Lessees. Any action or condition not meeting this high standard should be reported directly to Lessor. Your cooperation will be mutually beneficial and sincerely appreciated. Lessor reserves the right to make such other and further reasonable rules and regulations as in its judgment may from time to time be necessary, for the safety, care and cleanliness of the leased premises and for the preservation of good order therein.

16.03 Lessor Improvements. The following is hereby added to the end of
      Section 6.01

Lessor agree to make leasehold improvements to the leased premises as per the attached drawing, Exhibit "A". The cost of such improvements shall not exceed $45,000. In the event cost of said improvements do exceed $45,000 or additional work is requested by Lessee the excess cost shall be amortized over the term of the lease at an annual interest rate of 10.0% and shall be paid monthly. The total cost that Lessor will amortize shall not exceed $55,000.00.

16.04 Cancellation Option

Lessor hereby grants to Lessee the option to cancel this Lease during the thirty-sixth (36th) month, following the commencement of this Lease provided Lessee (i) has made a written request for additional lease space (in Northwest Point Business Park) and the Lessor cannot meet such requirement (additional space requirements must contain at least 4,000 square feet), (ii) gives Lessor at least one hundred eighty (180) prior written notice of the exercise of this option, and (iii) simultaneously with the delivery of the notice pays to Lessor $55,742.00 as consideration for the cancellation of this Lease.

16.05 Alterations, Additions or Improvements to Warehouse

Any alterations, physical additions or improvements to the warehouse area, including but not limited to the drop ceiling depicted by footnote 7 on the attached drawing, requested or made by Lessee shall be surrendered to Lessor upon the termination of this Lease without credit to Lessee; provided, however, Lessor, at its option, may require Lessee to remove any physical additions and/or repair any alterations in order to restore the warehouse to the condition existing at the time Lessee executed this Lease Agreement, all costs of removal and/or alterations to be borne by Lessee.

16.06 Renewal Option

If, at the end of the primary term of this lease, Lessee is not in default in any of the terms, conditions or covenants of the Lease, Lessee, but not any assignee or subtenant of Lessee, is hereby granted an option to renew this Lease for an additional term of sixty (60) months upon the same terms and conditions contained in this Lease with the following exceptions:

A: The renewal option will contain no further renewal options unless expressly granted by Lessor in writing; and

B: The rental for the renewed term shall be based upon the then prevailing rental rates for properties of equivalent quality, size, utility and location, with the length of the lease term and credit standing of the Lessee to be taken into account.

If Lessee desires to renew this Lease, Lessee will notify Lessor of its intention to renew no later than four months prior to the expiration date of this Lease; Lessor shall, within the next fifteen days notify Lessee in writing of the proposed renewal rate and the Lessee shall, within the next fifteen days following receipt of the proposed rate, notify the Lessor in writing of its acceptance or rejection of the proposed rental rate. Rejection of the proposed rental rate terminates any renewal option pursuant to this paragraph.

16.07 Hold Harmless.

Lessor shall not be liable to Lessee's employees, agents, invitees, licensees or visitors, or to any other person, for an injury to person or damage to property on or about the leased premises caused by any act or omission of Lessee, it agents, servants or employees, any Tenant in the building of which the leased premise are a part, or of any other person entering upon the leased premises under express or implied invitation by Lessee, or caused by the improvements located on the leased premises becoming out of repair, the failure or cessation of any service provided by Lessor (including security service and devices), or caused by leakage of gas, oil, water or steam or by electricity emanating form the leased premises.

Lessee shall not be liable to Lessor's employees, agents, invitees, licensees or visitors, or to any other person, for an injury to person or damage to property on or about the leased premises caused by any act or omission of Lessor, its agents, servants or employees, any Tenant in the building of which the leased premises are a part, or of any other person entering upon the leased premises under express or implied invitation by Lessor, or caused by the improvements located on the leased premises becoming out of repair, the failure or cessation of any service provided by Lessee (including security service and devices), or caused by leakage of gas, oil, water or steam or by electricity emanating from the leased premises.

16.08 Lessee Assignment.

Lessee shall not assign or in any manner transfer this Lease or any estate or interest therein, or sublet the leased premises or any part thereof, or grant any license, concession, or other right of occupancy of any portion of the leased premises without the prior written consent Lessor. Lessor shall not unreasonably withhold or delay granting its prior written consent to an assignment of this Lease or to a sublease proposed by Lessee; provided, however, it is agreed that withholding of said consent by Lessor to a proposed assignment or sublease where the proposed assignee or Sublessee has a financial net worth greater than or equal to that of Lessee's shall be deemed unreasonable. Consent by Lessor to one or more assignments or sublettings shall not operate as a waiver of Lessor's rights as to any subsequent assignments and sublettings.

Notwithstanding anything to the contrary contained herein, provided that any original guarantee or comparable guarantee is still in place or has been waived or released by Lessor, Lessee may, without any further consent of Lessor, at any time assign or otherwise tranfer this Lease or any portion thereof to any parent, subsidiary, or affiliate corporation or entity or to any corporation resulting from the consolidation or merger of Lessee into or with any other business organization, or to any person, firm, or corporation acquiring a majority of Lessee's issued and outstanding capital stock or a substantial part of the entirety of Lessee's physical assets (not just those located in the leased premises). As used herein, the expression "affiliate corporation or entity" means a person or business entity, corporate or otherwise, that directly or indirectly through one or more intermediaries controls or is controlled by, or is under common control with, Lessee. The word "control" means the right and power, directly or indirect, to direct or cause the direction of the management and policies of a person or business entity, corporation, or otherwise, through ownership of voting securities, by contract or otherwise.

16.09 Base Monthly Rental Abatement.

Not withstanding the foregoing, it is expressly understood and agreed between the parties that Lessor shall waive the payment of the first two (2) months of base rent following the commencement date and Lessee shall occupy the leased premises during this two (2) month period at no charge for base rent, however, Lessee shall pay operating expenses and common area maintenance charges during the two (2) month period.

                            [DIAGRAM OF FLOOR PLAN]